                                                                   EXHIBIT 10.20

Recording Requested By:

When Recorded Mail To:

Name:     ARCO Products Company

Attn:     Hollie Johnson

Street:   4 Centerpointe Drive

City &:   La Palma

State:    California 90623-1066

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               MEMORANDUM OF CONTRACT DEALER GASOLINE AGREEMENT
               ------------------------------------------------

                                                                 Facility: 82061
                                                                           -----

     THIS MEMORANDUM OF CONTRACT.  DEALER GASOLINE AGREEMENT, dated
Sept. 2, 1999, is executed by and between LLO-Gas, Inc. ("Franchisee") located
-------------                             -------------
at 3366 N.San Gabriel Boulevard, Rosemead, California  91770, and ARCO Products
   ---------------------------------------------------------
Company, a division of Atlantic Richfield Company, a Delaware corporation, with offices at 1055 West Seventh Street (P.O. Box 2570) in Los Angeles, California 90051-0570 ("ARCO).

     In return for valuable consideration, Franchisee has granted to ARCO a right of first refusal to all of Franchisee's interest, whether fee or leasehold, in the land situated at the street address of 3366 N. San Gabriel
                                                         -------------------
Boulevard., in the city of Rosemead, in the state of California, and more
-----------                --------                  -----------
specifically described in Exhibit "A" attached, and all improvements thereon.

     The terms of ARCO's right of first refusal are more fully set forth in that certain Contract Dealer Gasoline Agreement between the parties hereto, dated, Sept. 2, 1999, and this Memorandum of Contract Dealer Gasoline Agreement is
-------------
subject to all the covenants, conditions and terms set forth in that Agreement, which is hereby adopted herein and made a part hereof as if all the covenants, conditions and terms thereof were included in full herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Contract Dealer Gasoline Agreement as of the date first written above.

                         Franchisee:     LLO-Gas, lnc.
                                         -------------


                         By:  /s/ John Castellucci
                            -------------------------------------
                              John D. Castellucci


                         ARCO PRODUCTS COMPANY
                         a division of Atlantic Richfield Company


                         By:  /s/ Connie Carroll
                            -------------------------------------
                              Connie Carroll, Manager
                              Franchise Administration

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
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State of California
         ----------

County of Orange
          ------

On 9/2/99         before me,     Hollie Johnson, Notary Public
   --------------           ----------------------------------------------------
   Date                         Name, Title of Officer - E.G., "JANE DOE,
                                NOTARY PUBLIC

personally appeared   John Castellucci and Connie Carroll
                   -------------------------------------------------------------

[X]                   proved to me on the basis of satisfactory evidence
                                     to be the person(s) whose names) are
[S E A L]                            subscribed to the within instrument and
                                     acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instruments.

                                     WITNESS my hand and official seal.

                                     /s/ Hollie Johnson
                                     -------------------------------------------
                                                        SIGNATURE OF NOTARY

                                           OPTIONAL

--------------------------------------------------------------------------------

Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form


[_]  INDIVIDUAL

[X]  CORPORATE OFFICER

     President                          Memorandum of CDGA #820
----------------------------------      ----------------------------------------
                                               TITLE OR TYPE OF DOCUMENTS
[_]  PARTNERS    [_]   LIMITED
                 [_]   GENERAL                               1
                                        ----------------------------------------
                                                      NUMBER OF PAGES
[_]  ATTORNEY-IN-FACT

[_]  TRUSTEE(S)

[_]  GUARDIAN/CONSERVATOR

[_]  OTHER:                                                  9/2/99
                                                   -----------------------------
---------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

LLO-Gas, Inc.                                              None
----------------------------------      ----------------------------------------
ARCO PRODUCTS CO.                          SIGNER(S) OTHER THAN NAMED ABOVE
-----------------
--------------------------------------------------------------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
--------------------------------------------------------------------------------

State of California
         ----------

County of Orange
          ------

On 9/2/99          before me,         Hollie Johnson, Notary Public
   ---------------            --------------------------------------------------
   Date                             Name, Title of Officer - E.G., "JANE DOE,
                                    NOTARY PUBLIC

personally appeared   Connie Carroll
                   -------------------------------------------------------------

[X]                   proved to me on the basis of satisfactory evidence
                                     to be the person(s) whose names) are
[S E A L]                            subscribed to the within instrument and
                                     acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instruments.

                                     WITNESS my hand and official seal.

                                     /s/ Hollie Johnson
                                     -------------------------------------------
                                                         SIGNATURE OF NOTARY

                                         OPTIONAL

--------------------------------------------------------------------------------

Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form

[_]  INDIVIDUAL

[X]  CORPORATE OFFICER

     Manager                            Memorandum of CDGA #820
----------------------------------      ----------------------------------------
                                              TITLE OR TYPE OF DOCUMENTS
[_]  PARTNERS    [_]   LIMITED
                 [_]   GENERAL                            1
                                        ----------------------------------------
                                                     NUMBER OF PAGES
[_]  ATTORNEY-IN-FACT

[_]  TRUSTEE(S)

[_]  GUARDIAN/CONSERVATOR

[_]  OTHER:                                                   9/2/99
                                                   -----------------------------
---------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

LLO-Gas, Inc.                                           John Castellucci
----------------------------------      ----------------------------------------
ARCO PRODUCTS CO.                           SIGNER(S) OTHER THAN NAMED ABOVE
-----------------
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